EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Green Mountain Coffee Roasters, Inc. (the "Company") on Form 10-Q for the period ending April 12, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Stiller, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 22, 2003                                                                         /s/ Robert P. Stiller

                                                                                                        Robert P. Stiller
                                                                                                        Chief Executive Officer